UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

AB MULTI-MANAGER ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2026

Date of reporting period: March 31, 2026

ITEM 1.	REPORTS TO STOCKHOLDERS.

March 31, 2026

ANNUAL REPORT

AB MULTI-MANAGER ALTERNATIVE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

ANNUAL REPORT

May 8, 2026

This report provides certain performance data for the AB Multi-Manager Alternative Fund (the “Fund”) for the annual reporting period ended March 31, 2026.

The Fund’s investment objective is to seek long-term capital appreciation.

RETURNS AS OF MARCH 31, 2026 (unaudited)

	6 Months	12 Months

AB MULTI-MANAGER ALTERNATIVE FUND	1.71%	7.20%

Benchmark: HFRI FOF Composite Index	3.88%	11.68%

MSCI World Index (net)	–0.57%	18.90%

Bloomberg US Aggregate Bond Index	1.05%	4.35%

INVESTMENT RESULTS

The table above provides performance data for the Fund and its benchmark, the HFRI Fund of Funds Composite Index (“HFRI FOF”), for the six- and 12-month periods ended March 31, 2026. The table also includes the performance of the Morgan Stanley Capital International (“MSCI”) World Index (net) and the Bloomberg US Aggregate Bond Index.

For the 12-month period, the Fund underperformed the HFRI FOF and the MSCI World Index (net), but outperformed the Bloomberg US Aggregate Bond Index. Underperformance stemmed primarily from the Long/Short Equity Underlying Portfolios allocation, which detracted from relative returns, but also Global Macro allocation, which represented a more modest detractor from relative returns. The top contributor for the Fund was the Multi-Strategy allocation, which also outperformed its relative strategy benchmark.

For the six-month period, the Fund outperformed the MSCI World Index (net) and the Bloomberg US Aggregate Bond Index, but underperformed the HFRI FOF. Outperformance was driven by the Multi-Strategy allocation, which was the largest and top-performing allocation in the Fund. Positioning in Long/Short Equity and Event Driven allocations detracted from returns.

The Fund used derivatives in the form of total return swaps for investment purposes, which contributed to performance for the 12-month period but detracted during the six-month period.

ABFunds.com	AB Multi-Manager Alternative Fund 1

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks increased during the 12-month period that ended on March 31, 2026. Global equity markets were volatile following US President Donald Trump’s back-and-forth announcements on tariffs in April 2025, but after trade tensions eased, stocks rallied over the summer despite uncertainty over future Federal Reserve rate cuts. As the Fed shifted its focus to labor market weakness, the central bank lowered interest rates three times in the second half of 2025. Concerns over technology stock valuations began to weigh on US markets at the end of 2025 and in early 2026, and investors looked to diversify into value-oriented sectors and non-US markets, sending many international and emerging-market equity indices to all-time highs. That changed in March as the conflict with Iran intensified and disruptions in the Strait of Hormuz sent energy prices sharply higher. The drawdown was broad-based across regions, although US stocks declined less than other developed markets, while emerging markets sustained heavier losses. During the 12-month period, within large-cap markets, both growth and value stocks rose in absolute terms, with growth outperforming on a relative basis. Both large- and small-cap stocks increased in absolute terms, with small-caps outperforming on a relative basis. During the six-month period, value stocks gained in absolute terms while growth stocks declined, and small-cap stocks increased in absolute terms while large caps declined.

Fixed-income government bond market yields were volatile as investors adjusted their expectations for US tariffs, inflation, growth, deficits and central bank decisions. Yields fell over most of the period until March, when the conflict in the Middle East began. Government bond returns rose solidly in aggregate over the year. Returns were the highest in Switzerland, Italy and Spain, and fell in Japan. Overall, developed-market investment-grade corporate bonds rose and solidly outperformed government bonds, as corporates outperformed treasuries in the eurozone and the US. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the eurozone and US. Emerging-market hard-currency sovereign bonds outperformed developed-market treasuries by a significant margin, mainly due to the strong performance of high-yield sovereigns. Overall, emerging-market hard-currency corporate bonds also had solid results, again boosted by high-yield corporates. Emerging-market local-currency bonds outperformed other credit risk sectors as the US dollar fell against all developed-market currencies except the yen and was mixed against emerging-market currencies over the period.

Despite the global equity rally over the past few months, the Fund’s Senior Investment Management Team (the “Team”) is emphasizing balance in the Fund’s allocation plan. While adding to strategies with higher expected returns more recently, an equally strong consideration has been placed around the demonstrated ability of each new Underlying Portfolio to preserve capital in times of market stress. This all-weather portfolio approach is designed to provide stability and potential growth over the long term.

2 AB Multi-Manager Alternative Fund	ABFunds.com

INVESTMENT POLICIES

There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles commonly referred to as hedge funds (“Underlying Portfolios”). The Fund will invest primarily in Underlying Portfolios pursuing the following strategies: Long/Short Equity, Event Driven, Credit/Distressed, Global Macro and Multi-Strategy. For more information on these strategies, please see “Consolidated Portfolio of Investments” on pages 9–12. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4–6 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Consolidated Financial Statements on pages 30–33.

ABFunds.com	AB Multi-Manager Alternative Fund 3

DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI FOF Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. Returns of the Index are subject to subsequent revision. The MSCI World Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed below occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors: Underlying Portfolios and the Fund’s direct investments may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments by Underlying Portfolios and the Fund in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in Underlying Portfolios are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop.

4 AB Multi-Manager Alternative Fund	ABFunds.com

DISCLOSURES AND RISKS (continued)

Underlying Portfolios are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation payable to an Underlying Portfolio investment advisor may create an incentive to make riskier or more speculative investments. Underlying Portfolios typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any Underlying Portfolio will achieve its investment objectives.

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Tax Risks: The Fund intends to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the Underlying Portfolios, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Liquidity: The Fund’s shares are not listed on any securities exchange or traded in any other market, and are subject to substantial restrictions on transfer. Although the Fund has offered to repurchase shares on a quarterly basis, such periodic repurchase offers are at the sole discretion of the Fund’s Board of Trustees, and there is no assurance that these repurchase offers will continue. It will normally be four to six months between the time an investor tenders shares for repurchase (i.e., requests that the Fund repurchase shares as part of a repurchase offer) and the investor’s receipt of any cash proceeds associated with the repurchase.

Fund of Funds Considerations: The Fund will have no control rights over and limited transparency into the investment programs of the Underlying Portfolios in which it invests. In valuing the Fund’s holdings, the Investment Manager will generally rely on financial information provided by Underlying Portfolios, which may be unaudited, estimated and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

ABFunds.com	AB Multi-Manager Alternative Fund 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

6 AB Multi-Manager Alternative Fund	ABFunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $20,000 INVESTMENT IN THE FUND (unaudited)

3/31/2016 TO 3/31/2026

This chart illustrates the total value of an assumed $20,000 investment in the AB Multi-Manager Alternative Fund (from 3/31/2016 to 3/31/2026) as compared with the performance of the Fund’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2026 (unaudited)

NAV Returns

1 Year	7.20%

5 Years	4.09%

10 Years	4.89%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

ABFunds.com	AB Multi-Manager Alternative Fund 7

PORTFOLIO SUMMARY

March 31, 2026 (unaudited)

Net Assets ($mil): $1,098.9

STRATEGY BREAKDOWN[1]

37.0% Multi-Strategy
24.0% Long/Short Equity
16.5% Credit/Distressed
12.6% Global Macro
8.9% Event Driven
1.0% Short-Term Investments

1

The Fund’s portfolio strategy breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure, including exposure from derivatives (see “Consolidated Portfolio of Investments” section of the report for additional details).

8 AB Multi-Manager Alternative Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

March 31, 2026

Underlying Portfolios	Acquisition Date	Shares	Cost	Fair Value ($)	% Net Assets	Liquidity*

Multi-Strategy
Aleutian Fund, Ltd.	04/01/2025	37,000	37,000,000	$45,357,077	4.1%	Monthly
Atlas Enhanced Fund, Ltd.	02/01/2023	39,349	42,436,839	54,347,939	4.9	Quarterly
Elliott International Limited	04/01/2016	41,391	58,960,620	105,179,567	9.6	Quarterly
Millennium International, Ltd.	01/03/2022	29,219	52,037,081	71,002,192	6.5	Quarterly
Point72 Capital International, Ltd.	01/03/2022	452,584	66,663,745	109,781,629	10.0	Quarterly
Whitebox Multi-Strategy Fund, Ltd.	01/01/2025	20,000	20,000,000	21,600,782	2.0	Quarterly

Total				407,269,186	37.1

Long/Short Equity
Anomaly Capital International, Ltd.	01/01/2024	34,577	35,670,096	40,869,574	3.7	Quarterly
Janchor Partners Pan-Asian Fund	02/01/2016	13,564	988,836	741,502	0.1	Triennially
Nokota LC, LLC(a)	04/01/2019	1,137	989,184	166,373	0.0	At Fund’s Discretion
PFM Healthcare Offshore Fund, Ltd.	01/01/2018	322	221,586	3,516	0.0	At Fund’s Discretion
SurgoCap Offshore Fund LP	11/01/2024	35,886	37,000,000	43,348,525	3.9	Quarterly
TCIM Offshore Fund, Ltd.	07/03/2023	32,638	32,692,150	43,609,257	4.0	Monthly
The Children’s Investment Fund	03/01/2017	62,376	6,237,647	20,524,977	1.9	Biennial
Think Investments Offshore Ltd.	01/01/2014	8,824	7,075,485	34,492,072	3.1	Semi- Annual
Viking Global Equities III, Ltd.	12/01/2023	38,532	40,000,000	44,594,905	4.1	Annual
Wolf Hill Offshore Fund, Ltd.	01/01/2024	16,578	16,958,442	17,747,113	1.6	Quarterly

Total				246,097,814	22.4

Credit/Distressed
Chepstow Credit Opportunities Fund	08/01/2025	30,644	31,000,000	31,450,543	2.9	Quarterly
Claren Road Credit Fund, Ltd.	05/01/2025	5,000	5,000,000	5,068,943	0.4	Quarterly
Cross Ocean GSS Offshore Feeder LP	08/01/2023	44,115	45,962,921	57,873,514	5.3	Quarterly
FourSixThree Overseas Fund, Ltd.	12/01/2025	38,000	38,000,000	38,733,688	3.5	Quarterly
King Street Capital, Ltd.	10/01/2012	11,121	906,194	1,291,823	0.1	At Fund’s Discretion
Primas Global Credit Fund	08/01/2024	46,085	45,878,144	44,897,334	4.1	Monthly
Theorem Prime+Yield Fund Offshore LP	06/01/2022	2,787	2,786,970	2,544,588	0.2	Quarterly

Total				181,860,433	16.5

ABFunds.com	AB Multi-Manager Alternative Fund 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Underlying Portfolios	Acquisition Date	Shares	Cost	Fair Value ($)	% Net Assets	Liquidity*

Global Macro
Alphadyne Global Rates Fund II, Ltd.	07/01/2024	23,690	33,400,000	$35,634,513	3.2%	Monthly
Caxton Macro, Ltd.	06/02/2025	8,782	29,000,000	27,151,493	2.5	Quarterly
Rokos Global Macro Fund, Ltd.	03/03/2025	77,637	20,263,493	24,675,877	2.3	Monthly
The Tudor BVI Global Fund, Ltd.	01/01/2019	202	31,709,539	51,682,886	4.7	Quarterly

Total				139,144,769	12.7

Event Driven
Antara Capital Offshore Fund, Ltd.	09/01/2021	17,680	24,536,115	5,867,499	0.5	**
Astaris Special Situations Feeder Fund, Ltd.	07/01/2024	203,937	41,093,345	45,554,094	4.2	Quarterly
Lion Point International, Ltd.	04/01/2015	2,024	1,538,891	7,393,467	0.7	Semi-Annual
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	10/01/2012	2,317	2,326,227	2,590,816	0.2	At Fund’s Discretion
Trium Khartes Fund, Ltd.	07/01/2024	305,227	32,000,000	36,178,845	3.3	Monthly

Total				97,584,721	8.9

Total Underlying Portfolios (cost $840,333,549)				1,071,956,923	97.6

Company
Participation Notes
Event Driven
Antara Capital Offshore Fund, Ltd.(a)	03/31/2024		2,286,926	1,625,858	0.2
Antara Capital Offshore Fund, Ltd.(a)	06/30/2024		2,027,293	1,608,035	0.1
Antara Capital Offshore Fund, Ltd.(a)	09/30/2024		2,209,468	1,595,762	0.1

Total Participation Notes (cost $6,523,687)				4,829,655	0.4

			Shares
RIGHTS
Health Care
Health Care Providers & Services
Chinook Therapeutics (CVR)(a)(b)(c)			37,922	379	0.0
Mirati Therapeutics, Inc. (CVR)(a)(b)(c)			31,520	22,064	0.0

Total Rights (cost $0)				22,443	0.0

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	Fair Value ($)	% Net Assets

Short-Term Investments
Investment Companies
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.50%(d)(e)(f) (cost $25,250,000)	25,250,000	$25,250,000	2.3%

Total Investments (cost $872,107,236)		1,102,059,021	100.3
Other assets less liabilities		(3,171,370)	(0.3)

Net Assets		$1,098,887,651	100.0%

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs & Co.
Resolute Forest Products	SOFR plus 0.35%	Maturity	USD	32	07/15/2027	$45,155
Merrill Lynch International
MLABHPLO(1)	SOFR plus 0.52%	Maturity	USD	157	04/30/2026	(796,112)
Morgan Stanley & Co. LLC
ABIOMED, Inc.	EFFR plus 0.38%	Maturity	USD	8	10/20/2026	21,171

						$(729,786)

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	Fair valued by the Adviser.

(c)	Non-income producing security.

(d)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

Multi-Strategy – Underlying Portfolios invest across multiple strategies, including long/short equity, event driven, global macro, credit/distressed and emerging markets, in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. Certain Underlying Portfolios may have lock up periods of two years.

Global Macro – Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. The Underlying Portfolios within this strategy are subject to 30 – 90 day redemption notice periods. Certain Underlying Portfolios have lock up periods of up to one year.

Long/Short Equity – Underlying Portfolios seek to buy securities with the expectation that they will increase in value (“going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 45 – 120 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to three years.

ABFunds.com	AB Multi-Manager Alternative Fund 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Credit/Distressed – Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 30-90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to one year.

Event Driven – Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The majority of the Underlying Portfolios are no longer subject to initial lockups. Certain Underlying Portfolios have lock up periods of up to 18 months.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

**	Due to the restructuring of the Underlying Portfolio, capital redemptions have been suspended.

Glossary:

CVR – Contingent Value Right

EFFR – Federal Funds Effective Rate

SOFR – Secured Overnight Financing Rate

(1)	The following table represents the equity basket holdings underlying the total return swap with MLABHPLO as of March 31, 2026.

Security Description	Shares	Current Notional	Percent of Basket’s Value
General Electric Co.	10,374	USD 2,943,810	16.3%
Safran SA	8,088	2,603,706	14.4%
Visa, Inc.	6,296	1,903,001	10.5%
Vinci SA	11,346	1,677,959	9.3%
Airbus SE	9,004	1,668,480	9.2%
Moody’s Corp.	3,146	1,372,445	7.6%
Ferrovial SE	20,923	1,336,010	7.4%
S&P Global, Inc.	2,883	1,226,459	6.8%
Canadian Pacific Kansas City	9,992	785,937	4.3%
Alphabet, Inc.	2,453	703,754	3.9%
Aena SME SA	19,038	559,786	3.1%
Cellnex Telecom SA	13,859	442,811	2.4%
Microsoft Corp.	919	340,362	1.9%
SAP SE	1,794	303,723	1.7%
Canadian National Railway Co.	2,200	225,748	1.2%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

March 31, 2026

Assets
Investments in securities, at value
Unaffiliated issuers (cost $846,857,236)	$1,076,809,021
Affiliated issuers (cost $25,250,000)	25,250,000
Cash	6,429,962
Cash collateral due from broker	1,071,000
Foreign currencies, at value (cost $3,947)	4,149
Investments in Underlying Portfolios paid in advance (see Note A2)	6,592,925
Receivable for investments sold	2,053,303
Receivable due from Investment Manager	552,919
Unrealized appreciation on total return swaps	66,326
Affiliated dividends receivable	62,804

Total assets	1,118,892,409

Liabilities
Payable for shares of beneficial interest redeemed	13,790,965
Subscriptions received in advance	3,587,141
Management fee payable	948,494
Unrealized depreciation on total return swaps	796,112
Administrative fee payable	202,622
Transfer Agent fee payable	19,042
Accrued expenses	660,382

Total liabilities	20,004,758

Commitments and contingencies (see Note A2)
Net Assets	$1,098,887,651

Composition of Net Assets
Shares of beneficial interest, at par	$94,733
Additional paid-in capital	1,037,410,741
Distributable earnings	61,382,177

Net Assets	$1,098,887,651

Shares of beneficial interest outstanding—unlimited shares authorized, with par value of $.001 (based on 94,732,612 shares outstanding)	$11.60

See notes to consolidated financial statements.

ABFunds.com	AB Multi-Manager Alternative Fund 13

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended March 31, 2026

Investment Income
Dividends
Unaffiliated issuers	$3,184,343
Affiliated issuers	245,131
Interest	210,269	$3,639,743

Expenses
Management fee (see Note B)	10,885,920
Custody and accounting	467,737
Credit facility fees	349,658
Administrative	261,057
Transfer agency	217,718
Legal	156,065
Audit and tax	119,735
Registration fees	104,819
Printing	51,687
Trustees’ fees	27,135
Miscellaneous	78,705

Total expenses before interest expense	12,720,236
Interest expense	330,463

Total expenses	13,050,699
Less: expenses waived and reimbursed by the Investment Manager (see Note B)	(12,698)

Net expenses		13,038,001

Net investment loss		(9,398,258)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		52,557,768
Swaps		3,330,182
Net change in unrealized appreciation (depreciation) of:
Investments		29,382,726
Swaps		(1,113,111)
Foreign currency denominated assets and liabilities		181

Net gain on investment and foreign currency transactions		84,157,746

Net Increase in Net Assets from Operations		$74,759,488

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2026	Year Ended March 31, 2025
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(9,398,258)	$(11,706,324)
Net realized gain on investment and foreign currency transactions	55,887,950	90,106,633
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	28,269,796	(17,147,953)

Net increase in net assets from operations	74,759,488	61,252,356
Distribution to Shareholders	(63,966,809)	(36,090,349)
Transactions in Shares of Beneficial Interest
Net increase (decrease) (see Note D)	43,478,083	(100,474,968)

Total increase (decrease)	54,270,762	(75,312,961)
Net Assets
Beginning of period	1,044,616,889	1,119,929,850

End of period	$1,098,887,651	$1,044,616,889

See notes to consolidated financial statements.

ABFunds.com	AB Multi-Manager Alternative Fund 15

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended March 31, 2026

Cash flows from operating activities
Net increase in net assets from operations		$74,759,488
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of Underlying Portfolio shares	$(194,864,341)
Purchases of short-term investments	(120,350,000)
Sales of Underlying Portfolio shares	234,452,432
Proceeds from disposition of short-term investments	101,300,000
Net realized gain on investment transactions and foreign currency transactions	(52,557,768)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(28,269,796)
Decrease in receivable for investments sold	854,331
Decrease in affiliated dividends receivable	30,265
Increase in receivable due from Investment Manager	(552,919)
Decrease in investments in Underlying Portfolios paid in advance	25,407,075
Increase in cash collateral due from broker	(1,071,000)
Decrease in cash collateral due to broker	(412,000)
Increase in management fee payable	45,063
Increase in administrative fee payable	140,051
Increase in Transfer Agent fee payable	883
Increase in accrued expenses	252,713

Total adjustments		(35,595,011)

Net cash provided by (used in) operating activities		39,164,477
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	71,346,051
Redemptions, net of payable for shares of beneficial interest redeemed	(102,994,308)
Cash dividends paid (net of dividend reinvestments)†	(10,414,313)
Borrowing on credit facility	100,600,000
Paydowns on credit facility	(100,600,000)

Net cash provided by (used in) financing activities		(42,062,570)
Effect of exchange rate on cash		181

Net decrease in cash		(2,897,912)
Cash at beginning of year		9,332,023

Cash at end of year		$6,434,111

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$53,552,496
Interest expense paid during the year	$330,463

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026

NOTE A

Significant Accounting Policies

AB Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. As a secondary strategy, the Fund will generally also make direct investments in securities and other financial instruments. As part of the Fund’s investment strategy, the Fund may seek to gain exposure to commodities and commodities-related instruments and derivatives through investments in AB Multi-Manager Alternative Fund (Cayman), Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. As of March 31, 2026, net assets of the Fund were $1,098,887,651, of which $144,118, or less than 1%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will consider all appropriate information reasonably available to it at the time and that AllianceBernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the consolidated financial statements.

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Investment Manager serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Investment Manager is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed and over-the-counter (“OTC”) options, including flexible exchange-traded options (“Flex Options”), are typically valued at transaction price on the trade date. On days when a trade does not occur, these options are valued using models that consider the terms of the option and relevant market inputs; open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Investment

ABFunds.com	AB Multi-Manager Alternative Fund 19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Investment Manager. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2026:

Investments in Securities:	Level 1			Level 2			Level 3		Total
Assets:
Underlying Portfolios	$	– 0	–	$	– 0	–	$166,373		$166,373
Participation Notes		– 0	–		– 0	–	4,829,655		4,829,655
Rights		– 0	–		– 0	–	22,443		22,443
Short-Term Investments		25,250,000			– 0	–	– 0	–	25,250,000
Investments valued at NAV		– 0	–		– 0	–	– 0	–	1,071,790,550

Total Investments in Securities		25,250,000			– 0	–	5,018,471		1,102,059,021
Other Financial Instruments(a):
Assets:
Total Return Swaps		– 0	–		66,326		– 0	–	66,326
Liabilities:
Total Return Swaps		– 0	–		(796,112)		– 0	–	(796,112)

Total		$25,250,000			$(729,786)		$5,018,471		$1,101,329,235

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Cash Committed

As of March 31, 2026, the Fund has committed to purchase the following Underlying Portfolios for effective date April 1, 2026:

Underlying Portfolios	Amount Committed
Rokos Global Macro Fund Limited	$592,925
FourSixThree Overseas Fund, Ltd.	6,000,000

$6,592,925

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

For federal tax purposes, taxable income for the Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation (“CFC”) under the Code and its taxable income is included in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or future periods. The CFC has a taxable fiscal year end of March 31st.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Expenses

Expenses included in the accompanying consolidated statement of operations do not include any expenses of the Underlying Portfolios.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is

ABFunds.com	AB Multi-Manager Alternative Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

used by the CODM to assess the segments performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month. The Management Fee is payable in arrears as of the last day of the subsequent month.

Under a separate administrative reimbursement agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the year ended March 31, 2026, the Fund reimbursed the Investment Manager under the administrative reimbursement agreement in the amount of $261,057.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under distribution services agreements. The distribution services agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $217,718 for the year ended March 31, 2026.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Investment Manager had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Investment Manager has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2026, such waiver amounted to $12,698.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2026 is as follows:

Fund	Market Value 3/31/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/26 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$6,200	$120,350	$101,300	$25,250	$245

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2026 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)...................	$194,864,341		$234,255,656
U.S. government securities......................	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,089,912,961

Gross unrealized appreciation	$39,424,183
Gross unrealized depreciation	(28,685,750)

Net unrealized appreciation	$10,738,433

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies,

ABFunds.com	AB Multi-Manager Alternative Fund 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the consolidated statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the consolidated statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2026, the Fund held total return swaps for non-hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the year ended March 31, 2026, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$66,326	Unrealized depreciation on total return swaps	$796,112

Total		$66,326		$796,112

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$3,330,182	$(1,113,111)

Total		$3,330,182	$(1,113,111)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2026:

Total Return Swaps:
Average notional amount	$20,748,798

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2026. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB Multi-Manager Alternative Fund

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Goldman Sachs International	$45,155	$	– 0	–	$	– 0	–	$	– 0	–	$45,155
Morgan Stanley Capital Services LLC	21,171		– 0	–		– 0	–		– 0	–	21,171

Total	$66,326		– 0	–	$	– 0	–	$	– 0	–	$66,326	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Merrill Lynch International	$796,112	$	– 0	–		$(796,112)		$	– 0	–	$ – 0	–

Total	$796,112	$	– 0	–		$(796,112)		$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

28 AB Multi-Manager Alternative Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. The Fund or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Investment Manager or the manager of an Underlying Portfolio believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D

Shares of Beneficial Interest

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date. If 95% or more of a shareholder’s shares are repurchased, the shareholder will receive an initial payment equal to 95% of the value of the shares and the balance due will be paid promptly after completion of the next audit of the Fund’s financial statements.

ABFunds.com	AB Multi-Manager Alternative Fund 29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Transactions in shares of beneficial interest were as follows for the year ended March 31, 2026 and the year ended March 31, 2025:

	Shares		Amount
	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2026	Year Ended March 31, 2025

Shares sold	5,762,822	3,956,232	$69,153,910	$44,979,259

Shares issued in reinvestment of dividends	4,557,509	2,576,769	53,552,496	29,349,400

Shares redeemed	(6,669,764)	(15,400,978)	(79,228,323)	(174,803,627)

Net increase/decrease	3,650,567	(8,867,977)	$43,478,083	$(100,474,968)

NOTE E

Risks Involved in Investing in the Fund

The market value of a security held by the Fund or an Underlying Portfolio may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries and could negatively impact the market value of a security. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can

30 AB Multi-Manager Alternative Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. As a secondary strategy, the Fund will also generally make direct investments in securities and other financial instruments. The risks associated with these investments include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios generally utilize leverage in pursuit of achieving a potentially greater investment return and the Fund may take on additional leverage in

ABFunds.com	AB Multi-Manager Alternative Fund 31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

connection with its direct investment strategies. The use of leverage exposes an Underlying Portfolio and the Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the leverage not been used; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios or the Fund may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States. Such investments may be concentrated in a limited number of countries or regions, which may vary over time. Such investments may subject the Underlying Portfolios and the Fund to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

There is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s or the Underlying Portfolios’ investments and reduce the returns of the Fund. For example, the value of the Fund’s or an Underlying Portfolio’s investments in foreign currency-denominated securities may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s or an Underlying Portfolio’s investments denominated in foreign currencies, positions in foreign currencies themselves may cause the Fund or an Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the interests.

32 AB Multi-Manager Alternative Fund	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund and the Underlying Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE F

Tax Information

The tax character of fiscal year-end distributions for 2026 is based on estimated tax information provided by certain Underlying Portfolios. The character may materially change as the Fund receives final 2025 tax reporting from Underlying Portfolios. The tax character of distributions paid during the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$54,780,762	$36,090,349
Long-term capital gains	9,186,047	– 0	–

Total taxable distributions paid	$63,966,809	$36,090,349

As of March 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$31,482,438
Undistributed capital gains	15,994,028
Unrealized appreciation (depreciation)	10,738,635	(a)

Total accumulated earnings (deficit)	$58,215,101

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of swaps.

ABFunds.com	AB Multi-Manager Alternative Fund 33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2026, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the book/ tax differences associated with the treatment of earnings from the Subsidiary, and prior year adjustment resulted in a net increase in distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Credit Facility

The Fund is a party to a $50 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Borrowings under the Facility are secured by the assets of the Fund. Credit Facility fees are paid by the Fund and are included in the consolidated statement of operations. The Fund had no borrowing outstanding from the Facility at March 31, 2026. For the year ended March 31, 2026, the Fund had borrowings under the Facility as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$ 13,130,380	$ 28,400,000	5.73%

*	For 158 days borrowings were outstanding.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

34 AB Multi-Manager Alternative Fund	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Year Ended March 31,
	2026	2025	2024	2023	2022

Net asset value, beginning of period	$ 11.47	$ 11.20	$ 11.16	$ 11.66	$ 12.01

Income From Investment Operations

Net investment loss(a)(b)	(.10)	(.12)	(.12)	(.12)	(.14)

Net realized and unrealized gain on investment transactions	.94	.78	.69	.24	.29

Contributions from Affiliates	0	0	0	.00 (c)	.00 (c)

Net increase in net asset value from operations	.84	.66	.57	.12	.15

Less: Dividends and Distributions

Dividends from net investment income	(.57)	(.39)	(.47)	(.28)	(.46)

Distributions from net realized gain on investment transactions	(.14)	0	(.06)	(.34)	(.04)

Total dividends and distributions	(.71)	(.39)	(.53)	(.62)	(.50)

Net asset value, end of period	$ 11.60	$ 11.47	$ 11.20	$ 11.16	$ 11.66

Total Return

Total investment return based on net asset value(d)	7.20%	5.90%	5.29%	.98%	1.22%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,098,888	$1,044,617	$1,119,930	$1,109,424	$1,049,305

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	1.20%	1.24%	1.22%	1.15%	1.16%

Expenses, before waivers/reimbursements(e)(f)†	1.20%	1.24%	1.22%	1.16%	1.16%

Net investment loss(b)(f)	(.86)%	(1.08)%	(1.02)%	(1.03)%	(1.16)%

Portfolio turnover rate	18%	28%	33%	12%	15%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	16.92%	17.75%	13.37%	6.85%	6.15%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Investment Manager.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2026	2025	2024	2023	2022
Net of waivers/reimbursements	1.17%	1.17%	1.21%	1.15%	1.16%
Before waivers/reimbursements	1.17%	1.18%	1.22%	1.16%	1.16%

(f)	The expense and net investment income loss ratios do not include earned income or expenses incurred by the Fund through its Underlying Portfolios.

See notes to consolidated financial statements.

ABFunds.com	AB Multi-Manager Alternative Fund 35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

AB Multi-Manager Alternative Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of AB Multi-Manager Alternative Fund and its subsidiary (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the underlying portfolios,

36 AB Multi-Manager Alternative Fund	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

custodian, transfer agent and brokers; when replies were not received from underlying portfolios, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 27, 2026

We have served as the auditor of one or more investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

ABFunds.com	AB Multi-Manager Alternative Fund 37

2026 FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2026. The Fund designates $9,186,047 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2027.

38 AB Multi-Manager Alternative Fund	ABFunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chair R. Jay Gerken(1) Jeffrey R. Holland(1) Jeanette W. Loeb(1)	Carol C. McMullen(1) Alexander Chaloff Emilie D. Wrapp

OFFICERS

Alexander Chaloff President & CEO Brian Briskin(2) Vice President Vikas Kapoor(2) Vice President Nancy E. Hay Secretary Michael B. Reyes Senior Vice President	Stephen M. Woetzel Treasurer and Chief Financial Officer Vercelia Petty Controller Jennifer Friedland Chief Compliance Officer

Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Distributors

Sanford C. Bernstein & Co., LLC

501 Commerce Street

Nashville, TN 37203

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Custom Alternative Solutions Group. Messrs. Briskin and Kapoor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ABFunds.com	AB Multi-Manager Alternative Fund 39

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Garry L. Moody,# Chair of the Board 74 (2025)	Private Investor since prior to 2021. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees of the AB Funds since January 2023; he has served as a director or trustee of the AB Funds since 2008; and served as Chairman of the Audit Committees of the AB Funds from 2008 to February 2023. He has served as a director or trustee of the AB Funds complex, Chairman of the AB Funds Complex and Chairman of the Independent Directors Committees of the AB Funds Complex since January 2025.	91	None

40 AB Multi-Manager Alternative Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
(continued)

R. Jay Gerken,# 75 (2018)	Private Investor since prior to 2021. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the Boards of Sanford C. Bernstein Fund and Bernstein Fund (“SCB Funds”) and the Fund Board since July 2023 to December 2024; he has served as a director or trustee of the SCB Funds since July 2013 and the Fund since December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of the Fund from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	Associated Banc-Corp

Jeffrey R. Holland,# 60 (2019)	Private Investor since prior to 2021. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and the Fund since September 2019 and served as Chair of the Audit Committees of such Funds since July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

ABFunds.com	AB Multi-Manager Alternative Fund 41

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
(continued)

Jeanette W. Loeb,# 73 (2025)	Private Investor since prior to 2021. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of the Fund from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Fund Complex since January 2025.	91	None

42 AB Multi-Manager Alternative Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
(continued)

Carol C. McMullen,# 70 (2025)	Private Investor since prior to 2021. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards. She has served as a director or trustee of the AB Funds since June 2016 and served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.	91	None

ABFunds.com	AB Multi-Manager Alternative Fund 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEES
(continued)

Emilie D. Wrapp,+ 70 (2025)	Private Investor since July 2023. Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2020 until June 2023. She served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024, and from January 2024 to May 2025 with respect to AllianceBernstein Global High Income Fund, Inc. and AllianceBernstein National Municipal Income Fund, Inc). She served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.	91	None

44 AB Multi-Manager Alternative Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE

Alexander Chaloff,+ 54 (2025)	Senior Vice President of the Investment Manager with which he has been associated since prior to 2021. He is Chief Investment Officer and Head of Investment & Wealth Strategies since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining the firm in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He serves as President and Chief Executive Officer of the SCB Funds and the Fund since April 2023. He has served as a director or trustee of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 66 Hudson Boulevard East, 26th Floor, New York, NY 10001.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

#	Member of the Audit Committee.

+

Mr. Chaloff is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Company because of his affiliation with the Adviser. Ms. Wrapp was an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

ABFunds.com	AB Multi-Manager Alternative Fund 45

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Alexander Chaloff, 54	President and Chief Executive Officer	See above

Brian Briskin, 56	Vice President

Senior Vice President of the Manager** with which he has been associated since prior to 2021. Prior to joining the Manager, he was Vice President and Hedge Fund Research Analyst of Custom Alternative Solutions of the Investment Manager since prior to 2020 until June 2021.

Vikas Kapoor, 54	Vice President	Senior Vice President of the Investment Manager**, with which he has been associated since prior to 2021. He is also Head of Hedge Fund Solutions.

Nancy E. Hay, 53	Secretary	Senior Vice President and Associate General Counsel of the Manager**, with which she has been associated since prior to 2021 and Assistant Secretary of ABI**.

Michael B. Reyes, 49	Senior Vice President of the Funds	Senior Vice President of the Investment Manager**, with which he has been associated since prior to 2021.

Stephen M. Woetzel, 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS** with which he has been associated since prior to 2021.

Vercelia Petty 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2021.

Jennifer Friedland, 51	Chief Compliance Officer	Senior Vice President of the Manager** since 2021 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022 and Director of Subadvisory Fund Compliance.

*	The address for each of the Fund’s Officers is 66 Hudson Blvd E, New York, NY 10001.

**	The Investment Manager, ABI and ABIS are affiliates of the Fund.

The Fund’s prospectus has additional information about the Fund’s Trustees and Officers. A copy of the Fund’s prospectus may be obtained (without charge) by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your Financial Advisor or by calling Bernstein’s mutual fund shareholder helpline at (212) 756-4097.

46 AB Multi-Manager Alternative Fund	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory and Administrative Reimbursement Agreements

The disinterested directors (the “directors”) of AB Multi-Manager Alternative Fund (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administrative Reimbursement Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held in-person on November 4-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administrative Reimbursement Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administrative Reimbursement Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administrative Reimbursement Agreement, including the administrative reimbursement fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ABFunds.com	AB Multi-Manager Alternative Fund 47

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administrative Reimbursement Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administrative Reimbursement Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administrative Reimbursement Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

48 AB Multi-Manager Alternative Fund	ABFunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) selected by the 15(c) service provider for the 1-, 5- and 10-year periods ended March 31, 2025, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, for the 1-, 3-, 5- and 10-year periods ended July 31, 2025 and for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the most recent period, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administrative reimbursement fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administrative reimbursement fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administrative reimbursement fee payable to the Administrator) with a peer group median and noted that it was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the median for a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely

ABFunds.com	AB Multi-Manager Alternative Fund 49

that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 AB Multi-Manager Alternative Fund	ABFunds.com

NOTES

ABFunds.com	AB Multi-Manager Alternative Fund 51

NOTES

52 AB Multi-Manager Alternative Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB MULTI-MANAGER ALTERNATIVE FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

MMAF-0151-0326

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees*
AB Multi-Manager Alternative Fund	2025	$70,600	$—	$—
	2026	$63,500	$—	$—

*	Fees paid to Ernst & Young LLP for tax related services for 2025 and 2026 amounted to $57,798 and $57,319 respectively.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Multi-Manager Alternative Fund	2025	$2,490,071	$ $	57,798 (57,798)
	2026	$2,163,737	$ $	57,319 (57,319)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Carol C. McMullen	Jeanette Loeb
R. Jay Gerken	Jeffrey R. Holland
Emilie D. Wrapp

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 1 of this Form NCSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

+	Materiality of the mentioned ESG or climate issue for the company’s business

+	The company’s current practice, policy and framework

+	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

+

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

+	How does the proposal add value for the shareholders?

We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5.	Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.	Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside public company board seats for non-CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10.	Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11.	Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12.	Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13.	Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14.	Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15.	Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

16.	Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25.	Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26.	Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27.	Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits.

30.	Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34.	Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36.	Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37.	Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39.	Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40.	Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41.	Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42.	Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43.	Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44.	Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45.	Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46.	Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48.	Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50.	Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64.	Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65.	Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66.	Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

+	Explanation for eliminating the in-person meeting;

+	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

+	How to submit and ask questions;

+	How the company plans to mimic a real-time in-person question and answer session; and

+	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.	Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68.	Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.	Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80.	Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

+	Publicly-traded clients of AB;

+	Publicly-traded companies that distribute AB mutual funds;

+	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

+	Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

+	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

+	Publicly-traded affiliated companies;

+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+	Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

+	Any other company subject to a material conflict of which a Committee member becomes aware[4].

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

+	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

+

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

+	Recuse or “wall-off” certain personnel from the proxy voting process;

+	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

+	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Board Diversity			+

+	Establish New Board Committees and Elect Board Members with Specific Expertise			+

	Changes in Board Structure and Amending the Articles of Incorporation	+

	Classified Boards		+

	Director Liability and Indemnification			+

+	Disclose CEO Succession Plan	+

	Election of Directors	+

	Controlled Company Exemption			+

	Voting for Director Nominees in a Contested Election			+

+	Independent Lead Director	+

+	Limit Term of Directorship

+	Majority of Independent Directors	+

+	Majority of Independent Directors on Key Committees	+

+	Majority Votes for Directors	+

+	Removal of Directors Without Cause	+

+	Require Independent Board Chairman			+

+	Require Two Candidates for Each Board Seat		+

Compensation Proposals

+	Elimination of Single Trigger Change-in-Control Agreements	+

+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+

+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+

+	Advisory Vote to Ratify Directors’ Compensation	+

+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+

	Approve Remuneration for Directors and Auditors			+

	Approve Remuneration Reports			+

	Approve Retirement Bonuses for Directors (Japan and South Korea)			+

	Approve Special Payments to Continuing Directors and Auditors (Japan)			+

+	Disclose Executive and Director Pay			+

+	Exclude Pension Income from Performance-Based Compensation	+

	Executive and Employee Compensation Plans			+

+	Limit Dividend Payments to Executives		+

+	Limit Executive Pay			+

Shareholder Proposal		For	Against	Case-by-Case
+	Mandatory Holding Periods		+

+	Performance-Based Stock Option Plans			+

+	Prohibit Relocation Benefits to Senior Executives		+

+	Recovery of Performance-Based Compensation	+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+

+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+

+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals

+	Amend Exclusive Forum Bylaw		+

	Amend Net Operating Loss (“NOL”) Rights Plans	+

	Authorize Share Repurchase	+

	Blank Check Preferred Stock		+

	Corporate Restructurings, Merger Proposals and Spin-Offs			+

	Elimination of Preemptive Rights			+

+	Expensing Stock Options	+

	Fair Price Provisions			+

	Increase Authorized Common Stock			+

	Issuance of Equity without Preemptive Rights	+

	Issuance of Stock with Unequal Voting Rights			+

	Net Long Position Requirement	+

	Reincorporation			+

+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+

	Stock Splits	+

+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+

	Transferrable Stock Options			+
Auditor Proposals

	Appointment of Auditors	+

	Approval of Financial Statements	+

	Approval of Internal Statutory Auditors	+

+	Limit Compensation Consultant Services		+

	Limitation of Liability of External Statutory Auditors (Japan)			+

+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals

+	A Shareholder’s Right to Call Special Meetings	+

+	Adopt Cumulative Voting			+

+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

+	Early Disclosure of Voting Results		+

Shareholder Proposal		For	Against	Case-by-Case
+	Implement Confidential Voting	+

	Limiting a Shareholder’s Right to Call Special Meetings		+

+	Permit a Shareholder’s Right to Act by Written Consent			+

+	Proxy Access for Annual Meetings	+

	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

+	Rotation of Locale for Annual Meeting		+

+	Shareholder Proponent Engagement Process	+

	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals

+	Animal Welfare			+

+	Climate Change			+

+	Carbon Accounting	+

+	Carbon Risk	+

+	Charitable Contributions			+

+	Environmental Proposals			+

+	Genetically Altered or Engineered Food and Pesticides			+

+	Health Proposals			+

+	Pharmaceutical Pricing (US)			+

+	Human Rights Policies and Reports			+

+	Include Sustainability as a Performance Measure (SHP)			+

+	Lobbying and Political Spending	+

+	Other Business		+

+	Reimbursement of Shareholder Expenses		+

+	Sustainability Report			+

+	Workplace: Diversity	+

+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?

☐ Yes ☐ No

Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? ☐ Yes No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email	Prepared By:
approval is acceptable.):
I hereby confirm that the proxy voting decision referenced on this form is reasonable.
Print Name:
AB Conflicts Officer	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Vikas Kapoor; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

Stuart Davies; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2026.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees
Vikas Kapoor	1	$1,091,000,000	None	None
Stuart Davies	1	$1,091,000,000	None	None

	POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Vikas Kapoor	27	$4,668,000,000	None	None
Stuart Davies	27	$4,668,000,000	None	None

	OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Vikas Kapoor	11	$821,000,000	3	$719,000,000
Stuart Davies	11	$821,000,000	3	$719,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2026 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Vikas Kapoor Stuart Davies	None None

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

190(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Multi-Manager Alternative Fund, Inc.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alex Chaloff
Alex Chaloff
President

Date: May 29, 2026

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: May 29, 2026